INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED MARCH 14, 2025 TO THE PROSPECTUSES
AND STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2025, OF:

Invesco Active U.S. Real Estate ETF (PSR)
(the "Fund”)

At a meeting held on March 13, 2025, the Board of Trustees of the Invesco Actively Managed Exchange-Traded Fund Trust approved, and has recommended that shareholders approve, changing the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified” and the elimination of related fundamental investment restrictions (the “Proposal”). Generally, a fund that is non-diversified may invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund. Consequently, the investment return of a non-diversified fund typically is more dependent upon the performance of a smaller number of issuers or any one issuer than a diversified fund and a non-diversified fund is more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund. The Proposal requires approval by the shareholders of the Fund and will be submitted to shareholders at a Special Meeting of Shareholders to be held on or about July 10, 2025 (the “Meeting”).

This supplement is not soliciting a proxy. It is anticipated that in May 2025, shareholders of the Fund will receive a proxy statement requesting their votes on the Proposal. Please read the proxy statement when it is available as it will contain important information about the Proposal. If approved by the Fund’s shareholders at the Meeting, the Proposal will become effective upon notification to shareholders of the changes through appropriate revisions to the Fund’s Prospectuses and Statement of Additional Information, which is anticipated to occur in July 2025.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

P-PSR-SUMSTATSAI-SUP 031425